                                 FORM 8-K

                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

                              CURRENT REPORT
                              --------------

                      Pursuant to Section 13 or 15(d)
                       of the Securities Act of 1934

  Date of Report (Date of earliest event reported) DECEMBER 20, 1995
                                                   -----------------



                          RYAN-MURPHY INCORPORATED
                          ------------------------
           (Exact Name of Registrant as specified in its charter)


        COLORADO                 0-18571               84-0998860
     ---------------          ------------           --------------
     (State or other           (Commission           (IRS Employer
     jurisdiction             File Number)           Identification
     of incorpor-                                    No.)
     ation)


                        8774 Yates Drive, Suite 100
                        WESTMINSTER, COLORADO  80030
                        ----------------------------
             (Address of principal executive offices, zip code)


                               (303) 427-4567
                               --------------
             (Registrant's telephone number, including area code)



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                                  FORM 8-K


 Item 1.  CHANGES IN CONTROL OF REGISTRANT.
          Not Applicable

 Item 2.  ACQUISITION OR DISPOSITION OF ASSETS.
          Not Applicable

 Item 3.  BANKRUPTCY OR RECEIVERSHIP.
          Not Applicable

 Item 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
          Not Applicable

 Item 5.  OTHER EVENTS.
          Not Applicable

 Item 6.  RESIGNATION OF REGISTRANT'S DIRECTORS.
          W. Terrance Schreier, one of the Registrant's directors, resigned from the Board of Directors. A copy of his resignation letter is attached hereto.

 Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
          EXHIBITS.
          Not Applicable

 Item 8.  CHANGE IN FISCAL YEAR.
          Not Applicable

                                 SIGNATURES

          Pursuant to the requirements of the Securities Exchange
 Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              RYAN-MURPHY INCORPORATED




                              By:  /s/ Dennis C. Murphy
                                   --------------------------
                                   Dennis C. Murphy
                                   Executive Vice President




 Dated: December 20, 1995

                    [TRANSITION PARTNERS LIMITED LETTERHEAD]

VIA FACSIMILE
(303) 427-1955

December 15, 1995


Bruce Hissom
President
Ryan-Murphy, Incorporated
8774 Yates Drive, Suite 100
Westminster, CO   80030

Subject:  Resignation from Board of Directors of Ryan-Murphy, Inc.

Dear Bruce:

Effective today, December 15, 1995, I herewith tender my resignation as a member of the Board of Directors of Ryan-Murphy, Inc. Given the successful closing of the Company's transaction with Ambiente Americas, CA, the Company is now in good hands and my contribution would be overshadowed by your leadership and competency.

Please feel free to call upon me as an advisor to the Company in accordance with our other arrangements. Best of luck to you, Dennis and Pat in the months and years ahead.

Very truly yours,


/s/ W. Terrance Schreier

W. Terrance Schreier
Managing Director and President

WTS:jv